SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): April 24, 2001
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                                  USEC Inc.
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            (Exact name of registrant as specified in its charter)



       Delaware                    001-14287                  52-2107911
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    (State or other              (Commission              (IRS Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)

2 Democracy Center
6903 Rockledge Dr.
Bethesda, MD                                                         20817
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code: (301) 564-3200
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                                Not Applicable
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        (Former name or former address, if changed since last report)

Item 5.  Other Events.
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          On April 24, 2001, the Board of Directors of USEC Inc., a Delaware
corporation, declared a dividend distribution of one Right for each outstanding share of Company Common Stock to stockholders of record at the close of business on May 9, 2001. Each Right entitles the holder to acquire securities from USEC under certain circumstances. A description and the terms of the Rights are set forth in the Company's Registration Statement on Form 8-A filed with the SEC today. The Rights Agreement, dated as of April 24, 2001, between the Company and Fleet National Bank, as Rights Agent, is filed as Exhibit 1 to the Form 8-A.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.       Exhibit
-----------       --------

       4 Rights Agreement, dated as of April 24, 2001 between USEC Inc. and Fleet National Bank, as Rights Agent, which includes as Exhibit B thereto, the Form of Rights Certificates (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed April 24, 2001).

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USEC Inc.


                                       By:   /s/ Henry Z Shelton, Jr.
                                          --------------------------------
                                          Name:  Henry Z Shelton, Jr.
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


Date: April 24, 2001

                             INDEX TO EXHIBITS

Exhibit No.     Exhibit                                                  Page
-----------     --------                                                 ----

     4 Rights Agreement, dated as of April 24, 2001, between USEC Inc. and Fleet National Bank, as
                Rights Agent, which includes as Exhibit B thereto, the Form of Rights Certificates (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed April 24, 2001).